Other Assets (Components of Other Assets) (Details)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 KRW		Dec. 31, 2009 KRW
Other Assets
Accounts receivable		142,176,000,000		264,373,000,000
Payments in advance		10,100,000,000		118,163,000,000
Deferred tax assets, net		203,765,000,000		30,232,000,000
Prepaid expenses		198,301,000,000		196,209,000,000
Prepaid income tax		144,214,000,000		622,000,000
Loans held for sale		73,460,000,000	[1]	201,275,000,000	[1]
Fair value hedge derivatives		108,944,000,000		48,070,000,000
Income tax receivable		27,310,000,000		575,057,000,000
Others		260,951,000,000		33,662,000,000
Total	1,034,160,000	1,169,221,000,000		1,467,663,000,000
Mortgage loans held for sale		73,460,000,000		201,275,000,000

[1]	Included (Won)201,275 million of mortgage loans as of December 31, 2009 and (Won)73,460 million of mortgage loans as of December 31, 2010, which will be sold to KHFC.